UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2020 (December 23, 2020)

NANOPHASE TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-22333	36-3687863
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1319 Marquette Drive, Romeoville, Illinois 60446

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (630) 771-6700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 23, 2020, Nanophase Technologies Corporation (the “Company”) entered in to the Third Amendment (the “Amendment”) to the Business Loan Agreement, dated November 19, 2018 (the “Business Loan Agreement”), between the Company and Beachcorp, LLC. Beachcorp, LLC is an affiliate of Mr. Bradford T. Whitmore, who beneficially owns a majority of the Company’s common stock and is the brother of Ms. R. Janet Whitmore, a director of the Company and the chair of the Company’s board of directors. Mr. Whitmore is also a direct lender to the Company under the 2% Secured Convertible Promissory Note, dated November 20, 2019, made by the Company in favor of Mr. Whitmore in the principal amount of $2,000,000, which principal amount is due on May 15, 2024 (unless earlier converted into shares of the Company’s common stock) and which accrues interest at the rate of 2.0% per year.

The Amendment increases the maximum borrowing amount under the Company’s asset-based revolving loan facility under the Business Loan Agreement (the “Revolver Facility”) from $2,750,000 to $4,000,000, with a borrowing base consisting of qualified accounts receivable of the Company. The Amendment also extends the date for which all principal and accrued interest is due from March 31, 2022 to March 31, 2022. The outstanding borrowings under the Revolver Facility accrue interest at the prime rate plus 3% (8.25% minimum) per year.  The Revolver Facility is secured by all the unencumbered assets of the Company and subordinated to the Company’s revolving line of credit with Libertyville Bank & Trust.

This Item 1.01 is qualified in its entirety by reference to the complete text of the Amendment, which is filed as an exhibit to this current report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation.

Item 1.01 of this current report on Form 8-K is incorporated into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit	Description

10.1	Third Amendment, dated December 23, 2020, to Business Loan Agreement between Nanophase Technologies Corporation and Beachcorp, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2020

NANOPHASE TECHNOLOGIES CORPORATION

By:	/s/	JESS JANKOWSKI
	Name:	Jess Jankowski
	Title:	Chief Executive Officer